VALIC COMPANY II
Supplement to Prospectus dated January 1, 2010
Large Cap Value Fund. On April 27, 2010, the Board of Trustees (the “Board”) of VALIC Company II (“VC II”) approved the termination of SSgA Funds Management, LLC (“SSgA”), as the sub-adviser to the Large Cap Value Fund (the “Fund”) and approved the engagement of The Boston Company Asset Management, LLC (“The Boston Company”) and Janus Capital Management, LLC (“Janus”) as co-sub-advisers of the Fund. In connection with the approval of The Boston Company and Janus, the Board approved investment sub-advisory agreements between The Variable Annuity Life Insurance Company (“VALIC”) and each of The Boston Company and Janus (the “Sub-Advisory Agreements”). In addition, the Board approved Perkins Investment Management, LLC (“Perkins”) as a sub-sub-adviser to the Fund and approved a sub-sub-advisory agreement between Janus and Perkins (the “Sub-Sub-Advisory Agreement”). Perkins is a majority-owned subsidiary of Janus and will be responsible for the day-to-day management of a portion of the Fund. The change of sub-advisers will take place on or about the close of business June 4, 2010.
The following changes to the Fund’s prospectus are effective on or about June 4, 2010.
In the “Investment Sub-advisers” section of the Fund’s Fact Sheet, references to SSgA as the sub-adviser of the Fund are deleted in their entirety and the section is amended as follows:
Investment Sub-Advisers
Janus Capital Management, LLC (“Janus”)
The Boston Company Asset Management, LLC (“The Boston Company”)
The “Investment Strategy” section of the Fund’s Fact Sheet is deleted in its entirety and replaced with the following:
The Fund invests, under normal circumstances, at least 80% of net assets in a portfolio comprised of equity securities of large market capitalization companies traded in the U.S. that are deemed to be attractive by the portfolio management team. A company will be considered a large-cap company if its market capitalization, at the time of purchase, is equal to or greater than the smallest company in the Russell 1000® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell 1000® Index on June 26, 2009, the market capitalization range of the companies in the Index was approximately $829 million to $338 billion. “Net assets” will take into account borrowing for investment purposes.
The Boston Company manages approximately 70% of the Fund’s assets and Perkins Investment Management, LLC (“Perkins”), through a sub-sub-advisory relationship with Janus, manages approximately 30% of the Fund’s assets. The percentage of the Fund’s assets each sub-adviser manages may, at VALIC’s discretion, change from time-to-time.
The Boston Company’s investment process is driven by fundamental security analysis, combining traditional value measures with analysis of business improvement. This philosophy guides the sub-adviser toward a research-driven, risk-controlled portfolio.
Perkins looks for stocks that have recently underperformed, with strong balance sheets and solid recurring free cash flows. Multiple levels of risk management combined with a disciplined investment approach focused on high quality stocks, helps Perkins manage overall investment risk.
In addition, the Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.
In the “Investment Risks” section of the Fund’s Fact Sheet, the risk titled “Quantitative Risk” is deleted as a principal risk of the Fund.

Under the heading “About VC II’s Management,” all references to SSgA are deleted in their entirety. In addition, the following disclosure is added:
Large Cap Value Fund
Janus Capital Management, LLC (“Janus”)
151 Detroit Street, Denver, Colorado 80206
Janus is a direct subsidiary of Janus Capital Group Inc. (“JCGI”), a publicly traded company with principal operations in financial asset management businesses that had $159.7 billion in assets under management as of December 31, 2009. JCGI owns approximately 95% of Janus, with the remaining 5% held by Janus Management Holdings Corporation. Janus (together with its predecessors) has served as an investment adviser since 1970.
Perkins Investment Management, LLC (“Perkins”) is principally located at 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606. Perkins is a subsidiary of Janus and is registered as an investment adviser with the SEC. Perkins has been in the investment management business since 1984. Perkins also serves as investment adviser or subadviser to separately managed accounts and other registered equity mutual funds. Janus owns approximately 78% of Perkins. As of December 31, 2009, Perkins managed $14.9 billion in assets. As of this same time period, Janus had approximately $96.8 billion in assets under management. Perkins leverages Janus’ trading, marketing, sales, client service, legal, compliance, accounting and operations resources. Janus participates in the oversight of all Perkins’ operations.
A portion of the assets of the Large Cap Value Fund is managed by Tom Perkins and Kevin Preloger. Mr. Perkins is co-portfolio manager of the Perkins Large Cap Value and Perkins Mid Cap Value strategies. He has managed the Large Cap Value strategy since October 2006. Prior to joining Perkins in April 1998, Mr. Perkins was an investment manager at Alliance Capital for 14 years. Mr. Preloger is co-portfolio manager of the Perkins Large Cap Value strategy and a research analyst covering the financial services sector. Mr. Preloger joined Perkins in May 2002 as a research analyst covering the financial services sector. Prior to joining Perkins, he worked at ABN AMRO/LaSalle Bank Wealth Management as an analyst covering both the financial services and technology sectors during his five-year tenure at the firm.
Large Cap Value Fund
The Boston Company Asset Management, LLC (“The Boston Company”)
BNY Mellon Center, 201 Washington Street, Boston, Massachusetts 02108
The Boston Company was founded in 1970 and manages more than $34.8 billion in assets in international and domestic equity and balanced portfolios for public, corporate, Taft-Hartley, defined benefit plans, as well as endowments and foundation clients and subadvised relationships, as of December 31, 2009. The Boston Company is an indirect subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”). BNY Mellon, a global financial services company focused on helping clients move and manage their financial assets, operates in 37 countries and serves more than 100 markets.
A portion of the assets of the Large Cap Value Fund are managed by Brian C. Ferguson. Mr. Ferguson is a Senior Managing Director of The Boston Company is its Director of US Large Capitalization Equities. Moreover, he also functions as the team analyst responsible for the health care and industrials sectors. Mr. Ferguson has been with the firm since 1997 and has been associated with The Boston Company’s US Dynamic Large Cap Value portfolio since 2001 and has been Senior Portfolio Manager since 2003.

The Board has authority, pursuant to an exemptive order granted by the Securities and Exchange Commission, to approve investment sub-advisory agreements without a shareholder vote. However, an information statement explaining the sub-adviser changes described above will be mailed to the Fund’s shareholders of record as of June 4, 2010.
Date: April 30, 2010